Exhibit 10.4

English Translation

Execution Copy

Dated: October 21, 2009

King Reach Limited

Great Faith Group Limited

Allstrong Investments Limited

(collectively, the “Sellers”)

And

VODone Limited

(the “Purchaser”)

Supplementary Agreement to Share Purchase Agreement

in respect of

Dragon Joyce Limited

Jones Day
29th Floor, Edinburgh Tower, The
Landmark, 15 Queen’s Road, Central
Hong Kong, China
Tel.: +852-2526-6895	LAU YIK CHI
Fax: +852-2868-5871
642646-610001	Solicitor Hong Kong SAR
Jones Day
5 NOV 2009

THIS SUPPLEMENTARY AGREEMENT is made on October 21, 2009, by and among the parties as follows:

(1)         King Reach Limited, a company duly incorporated and validly existing in British Virgin Islands, with registered office at P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands (“King Reach”);

(2)         Great Faith Group Limited, a company duly incorporated and validly existing in British Virgin Islands, with registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“Great Faith”);

(3)         AllStrong Investments Limited, a company duly incorporated and validly in British Virgin Islands, with registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“AllStrong”);

(Collectively, King Reach, Great Faith and AllStrong are hereinafter referred to as the “Sellers”);

(4)         VODONE LIMITED, a limited company incorporated in Burmuda and listed on Hong Kong Stock Exchange (“HKEx”) (Stock Code: 00082), with principal business address at Room 3006, 30th Floor, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong (hereinafter referred to as the “Purchaser”);

(For the purpose of this Agreement, the above parties may individually referred to as a “Party”, or collectively referred to as the “Parties”)

WHEREAS,

(A)       The Sellers and the Purchaser signed the Share Purchase Agreement (that “Agreement”) on October 9, 2009, whereby the Sellers would sell its 70% shareholding in the Company to the Purchaser.

(B)       The Sellers and the Purchaser agreed to sign this Supplementary Agreement to amend the following provisions and relevant parts. The terms used herein (including the Recital) has the same meaning as those as defined in the Agreement.

NOW, THEREFORE, the Parties hereto hereby agree that:

1. The following is incorporated as Article 4.2.5 after Article 4.2.4 and before Article 4.3:

“4.2.5 With respect to the shares of the Consideration Shares (See Annex I for the information like stock codes, etc.) kept in the custody of the Purchaser and subject to lock-up period, the freely transferrable portion of such Consideration Shares (together with corresponding dividends, if any) after adjustment shall be delivered by the Purchaser to the Sellers, within 14 business days from the issuance and, if applicable, the adjustment under Article 4.3.2, of the audit report with respect to the price adjustment period. The Purchaser shall make every effort to cause the relevant portion of the Consideration Shares to be delivered to the Sellers in accordance with the foregoing. Such Consideration Shares delivered to the Sellers shall have equal rights as the shares issued by the Purchaser in all respects, and shall be freely transferable.”

2. Except for the parts subject to amendment, the remaining of the Agreement shall continue to be effective.

3. The Supplementary Agreement shall constitute an integral part of the Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Supplementary Agreement as of the date fist above written.

This is the signature page. No text below.

Sellers		[Affixed with common seal]

For and on behalf of
KING REACH LIMITED

[Affixed with company chop]

/s/ Chang Tat Joel
Authorised Signature (s)

For and on behalf of
King Reach Limited

Signed before	/s/ Chu Hei
(company seal)

For and on behalf of
GREATFAITH GROUP LIMITED

[Affixed with company chop]		[Affixed with common seal]

/s/ Chang Tat Joel
Authorised Signature (s)

For and on behalf of
Great Faith Group Limited

For and on behalf of
Great Faith Group Limited

Signed before	/s/ Chu Hei
(company seal)

[Affixed with company chop]		[Affixed with common seal]

/s/ Chang Tat Joel
Authorised Signature (s)

For and on behalf of
ALLSTRONG INVESTMENTS LIMITED

Signed before	/s/ Chu Hei
(company seal)

Purchaser

For and on behalf of		[Affixed with common seal]
VODone LIMITED

[Affixed with company chop]

/s/ Sin Hendrick
Authorised Signature (s)

For and on behalf of
VODone Limited
/s/ Lau Yik Chi
Signed before	/s/ Chu Hei	LAU YIK CHI
(company seal)		Solicitor Hong Kong SAR
Jones Day

Annex I

Name of Shareholder	Stock Code	Number of Consideration Shares
King Reach Limited	150939	30,293,333
King Reach Limited	150941	30,293,334
Greatfaith Group Limited	150937	2,781,778
Greatfaith Group Limited	150938	2,781,778
Allstrong Investments Limited	150935	521,333
Allstrong Investments Limited	150934	521,333